UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21653

DOMINI ADVISOR TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)

Amy L. Domini
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2005

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Table of Contents

2	Letter from the President
4	Performance Commentary
7	Expense Example
9	Social Profiles
Domini Social Index Portfolio
16	Portfolio of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
27	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
Domini Social Equity Portfolio
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
33	Financial Highlights
34	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Board of Trustees' Consideration of Management and Submanagement Agreements
41	Trustees and Officers
45	Proxy Voting Information
45	Quarterly Portfolio Schedule Information
Back Cover	For More Information

Letter from the President

Dear Shareholders:

I write this annual letter during the late summer, a time when many Americans are enjoying some vacation and an opportunity to refocus themselves on the things that really matter: peace, family, friends, health, and perhaps making a real contribution to leaving the world better than the way it was handed to us.

Doing good — making a substantial contribution towards the future — is what we, as concerned investors, strive to do each day. But doing so in a manner that also contributes to our own needs, by providing us with rates of return consistent with the goals we have in mind, is also a necessity.

Periods when oil stocks outperform pose a special challenge for social investors. In the United States, due to a series of mergers and acquisitions, there are only three large oil and gas companies: ExxonMobil, Chevron, and ConocoPhillips. All three companies are included in the major market indexes such as the S&P 500. All three fail to meet our funds' social and environmental standards for a variety of reasons, including health and safety issues, environmental pollution, allegations of bribery, and excessive pay for executives.

Among the most important impacts of these companies are in the areas of human rights and global warming. As an example, a controversial pipeline built by ExxonMobil to carry oil between Chad and Cameroon has been criticized for helping Chad's government buy weapons, giving poachers and loggers access to pristine rainforest, and contributing to increases in prostitution and AIDS. Corporate governance monitors have identified all three companies as having taken little action on climate change risks despite their heavy greenhouse gas emissions. As I write this letter, we are assessing the aftermath of Hurricane Katrina. The severity of Katrina, combined with its immediate impact on the price of oil, teaches us twin lessons about the reality of global warming and the danger of our economy's dependency on oil.

Oil prices are alarmingly high for several reasons. Demand is high, particularly from the U.S., which has 5% of the world's population but consumes a quarter of its energy, and China with its rapidly developing economy. Refining capacity is limited. And political instability continues in the Middle East. In addition, the devastation in the Gulf of Mexico has reduced supply and driven up prices further.

The nation has also been buffeted by forces well outside of the normal economic ones. The fall of the World Trade Center towers on September 11, 2001, the wars in Afghanistan and Iraq, and the ballooning of federal spending and federal debt contributed to irregular market behavior.

Fortunately there is a silver lining to this tale. In recent months the outperformance of oil stocks has somewhat diminished and we appear to be seeing a return to a more normal market environment: one in which high-quality companies with reliable earnings records and first-rate strategic plans are coming to the fore.

The threat of a terrorist attack on domestic soil continues, but assuming we avoid such an attack, the global situation is quite good for investments, particularly sensible investments in growing, stable companies. The United States economy continues to expand. Europe is benefiting from the relative weakening of its currency in recent months, which has made European exports more affordable. China has taken a first small step toward meeting concerns that its currency was too rigidly aligned with the dollar.

While the stocks of U.S. oil companies seem overvalued, some traditional growth stocks such as information technology and consumer discretionary companies seem undervalued. Paradoxically, many "growth" stocks are now actually cheaper than many "value" stocks. This is a positive sign for the recovery of a large segment of the stock market and particularly for socially invested stock portfolios, like our own, which often tilt toward growth.

One common way of analyzing a company's stock price is to compare how many dollars it costs to get a dollar's worth of earnings: the so-called price to earnings ratio, or P/E. A less familiar way is to compare the stock price to predictions of the company's future growth. For instance, if a company's P/E is 17 and it is predicted to grow 17 percent a year for the next few years, the cost of the stock relative to the growth is one. This is known as the PEG ratio.

To take one example, technology is a robust industry in America. Y2K upgrades are now five years old and companies are again spending on systems upgrades. Back in 1998, technology companies were selling at a PEG ratio of 2.7 — that is, more than two times their growth predictions. Today they are selling, as an industry, at a PEG ratio of only 1.5, which appears to leave plenty of room for growth.

The past year has been a difficult one, but markets appear to be signaling a return to a more traditional appreciation of companies that are run well by high-quality management teams. Here at Domini Social Investments we remain firmly committed to the proposition that socially responsible investors can make both a profit and a difference in the world. We thank you for joining us in that commitment.

Very truly yours,

Amy Domini
amy@domini.com

Domini Social Equity Portfolio

PERFORMANCE COMMENTARY

For the period May 1, 2005, commencement of operations, through July 31, 2005, the Domini Social Equity Portfolio (Class A shares) returned 8.11%, excluding sales charges, while the Standard & Poor's 500 Index (S&P 500) returned 7.17%.

The commentary below refers to the performance of the Domini Social Index Portfolio which has the same investment objectives as the Domini Social Equity Portfolio.

Equity markets turned in a strong performance for the 12-month period ended July 31, despite a reversal in the summer of 2004 and another at the beginning of 2005.

Stocks declined in August 2004, following disappointing second-quarter earnings releases, a stunningly weak jobs report for the previous month, and a sharp rise in crude oil prices. However, the end of the bitterly fought presidential election and some relief from the increase in oil prices spurred a recovery in November and December. The S&P 500 gained 4.05% in November 2004, its best month for the year.

Investors apparently exhausted much of their buying power in December, leaving little cushion when oil prices began climbing again in early January. However, employment figures for January were favorable for stocks: strong enough to promise further steady economic growth but not so strong as to pose a serious threat of inflation and accelerate the measured pace of interest rate hikes by the Federal Reserve. Stock indexes reached new highs in early March, and after a decline in April, stocks rallied in May and retained their gains in June.

Despite mixed news in July — crude oil prices that remained above $55 a barrel, and the revaluation of the Chinese yuan — the S&P 500 produced a return of 3.72% for the month.

The performance of the Fund relative to the S&P 500 was hurt in part by its underweighting to the energy, utilities, and industrials sectors. Energy was the top-performing sector in the S&P 500 for the 12-month period. The Fund's relative performance was hurt by its exclusion of the following energy stocks that do not meet our social and environmental standards: ConocoPhillips, Chevron, and ExxonMobil, which gained 62.5%, 25.2%, and 29.6%, respectively. It was also hurt by the exclusion of the utilities stocks Exelon and TXU, which gained 58.8% and 124.3%, respectively, and which do not pass our nuclear power screen, and the industrial stock General Electric, which gained 6.3% and does not pass our military weapons screen.

The relative performance of the Fund was helped in part by its overweighting to the consumer discretionary, consumer staples, and information technology sectors. The Fund was helped in particular by the consumer discretionary stocks Home Depot and Target, which gained 30.3% and 35.6%, respectively; the consumer staples stocks Gillette and Procter & Gamble, which gained 39.5% and 8.8%, respectively; and the information technology stocks Apple Computer and Texas Instruments, which gained 163.8% and 49.5%, respectively.

The Domini Social Equity Portfolio invests in the Domini Social Index Portfolio. The table and the bar chart below provide information, as of
July 31, 2005, about the ten largest holdings of the Domini Social Index Portfolio and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% OF NET ASSETS	COMPANY	% OF NET ASSETS
Microsoft Corporation	4.26	J.P. Morgan Chase & Co.	2.04
Johnson & Johnson	3.14	Cisco Systems, Inc.	2.02
Intel Corporation	2.77	Wells Fargo & Company	1.71
American International Group, Inc.	2.58	Coca-Cola Company	1.64
Procter & Gamble Company	2.28	Amgen Inc.	1.63

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

The holdings mentioned above are described in the Domini Social Index Portfolio's (DSIP) Portfolio of Investments at July 31, 2005, included herein. The composition of the DSIP is subject to change.

Domini Social Equity Portfolio — Performance Commentary  5

Average Annual Total Returns
With Maximum 4.75% sales charge

		Domini Social Equity Portfolio (DSEP)	S&P 500
As of 6-30-05	1 Year(1)	−3.98%	6.32%
	5 Year(1)	−5.20%	−2.37%
	10 Year(1)	8.57%	9.94%
	Since Inception(1)	9.28%	10.44%
As of 7-31-05	1 Year(1)	4.84%	14.05%
	5 Year(1)	−3.94%	−1.35%
	10 Year(1)	8.75%	9.98%
	Since Inception(1)	9.58%	10.66%

Comparison of $10,000 Investment With Sales Charge in the
Domini Social Equity Portfolio and S&P 500

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses and sales charges. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 90 days (less than 60 days effective October 15, 2005) after the settlement of purchase or acquisition through exchange, with certain exceptions. See the Fund's prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

(1)

The Domini Social Equity Portfolio, which commenced operations on May 1, 2005, invests all of its assets in the Domini Social Index Portfolio (DSIP), which has the same investment objectives as the Fund. The DSIP commenced operations on June 3, 1991. Performance prior to the Fund's commencement of operations is the performance of the DSIP adjusted for expenses of the Fund.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/05

6  Domini Social Equity Portfolio — Performance Commentary

Domini Social Equity Portfolio

Expense Example

As a shareholder of the Domini Social Equity Portfolio, you incur two types of costs:

•

Transaction costs such as sales charges (loads) on purchases and redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 90 days

•

Ongoing costs, including management fees and other fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2005 (commencement of operations), and held through July 31, 2005.

Actual Expenses

The line of the table captioned "Actual Expenses" below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•

Divide your account value by $1,000.

•

Multiply your result in step 1 by the number in the first line under the heading "Expenses Paid During Period" in the table.

•

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Domini Social Equity Portfolio	Beginning Account Value as of 5/1/2005	Ending Account Value as of 7/31/2005	Expenses Paid During Period* 5/1/2005 – 7/31/2005
Actual Expenses	$1,000.00	$1,081.10	$2.49
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,010.21	$2.41

*

Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by average account value over the period, multiplied by 92, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests.

8  Domini Social Equity Portfolio — Expense Example

Domini Social Equity Portfolio

Social Profiles

Recycling

In this year's Annual Report we discuss several companies in the Fund's portfolio that have a particularly strong record in recycling. For some of them, recycling is at the heart of the company's business model. Aleris International recycles aluminum, and Schnitzer Steel recycles steel scrap. Caraustar recycles paper, and Kadant manufactures paper-recycling equipment. Two familiar computer companies in our portfolio, Dell and Hewlett-Packard, have each taken notable steps to reduce their impact on the environment through recycling. Interface recycles old carpet into new carpet, and old soda bottles into fabric for office cubicles. Wellman recycles plastic bottles into fiberfill and fabric for fleece jackets. Trex recycles plastic bags and sawdust into decking.

Companies like these — and other companies in the portfolio of the Domini Social Equity Portfolio, such as Herman Miller, Nucor, Rock-Tenn, Sonoco Products, and Steelcase — are reducing their energy use, their waste, and their manufacturing cost by turning old products into new. In the process, they are also reducing their impact on the environment.

Aleris International

Ticker: ARS	Website:www.imcorecycling.com
Market Capitalization: $655 Million

One of aluminum's greatest advantages is its sustainable recyclability. According to Aleris International, aluminum can be reprocessed repeatedly without a material decline in its performance or quality. Recycling aluminum rather than producing it from ore, the company says, saves 95% of the energy and about 90% of the labor and capital costs. Every ton of recycled aluminum used to manufacture products prevents the emission of 13 tons of carbon dioxide, which contributes to global warming.

Aleris is one of the leading recyclers of nonferrous metals in the U.S., with the capacity to recycle 4.1 billion pounds of aluminum and 40 million pounds of zinc annually. In addition to the world's major aluminum companies, the principal customers of Aleris's aluminum recycling group are U.S. and foreign auto manufacturers. Aleris's zinc recycling group purchases scrap and manufactures products such as zinc oxide, zinc dust, and zinc metal, which are used to produce tires and other rubber products, corrosion-resistant paints, chemicals, galvanized steel, and other products.

Caraustar Industries

Ticker: CSAR	Website: www.caraustar.com
Market Capitalization: $344 Million

Caraustar is a manufacturer of paperboard, cartons, tubes, cores, and composite containers. The company was founded in 1938 as the Carolina Paper Board Corporation. In the 1950s and '60s, the company acquired Star Paper Tube, a maker of tubes and cores, and the Atlantic Coast Carton Company, a maker of folding cartons. In the 1970s, Caraustar also began to make facing paper for gypsum wallboard.

Recycled paper is Caraustar's sole source of fiber, and today the company uses approximately 600,000 tons of wastepaper per year. A manufacturing facility in Tennessee produces wallboard entirely from synthetic gypsum, a byproduct of waste created at coal-burning power plants.

Dell

Ticker: DELL	Website: www.dell.com
Market Capitalization: $97.98 Billion

Dell's commitment to recycling personal computers begins with the design of the computers themselves. Dell computers are designed to be easily dismantled for recycling, with a snap-together design that minimizes gluing and welding, and reduces the number of parts. Plastic parts are marked with recycling information so they can be separated and reused more easily.

In 1996, Dell began a program to collect outdated computers from its large corporate, educational, and government customers and take them to recycling services that refurbish them or disassemble them for recycling. The company established strict criteria for its recycling vendors in 2003, which included maximizing the materials recovered for reuse, using processes that protect worker safety, banning exports of environmentally sensitive waste to developing countries, and keeping such waste out of landfills. Also in 2003, Dell eliminated its use of U.S. prison labor in recycling operations after the company was criticized for putting prison workers at risk.

According to a 2004 article in the San Francisco Chronicle, Dell was the first major PC manufacturer to commit to specific recycling goals for computers. A one-week promotion that year offered customers free home pick-up for recycling any model of computer. Dell's 2004 Sustainability Report stated that the company uses up to 25% post-industrial recycled plastics in its desktop and portable computers and its server chassis.

10  Domini Social Equity Portfolio — Social Profiles

Hewlett-Packard

Ticker: HPQ	Website: www.hp.com
Market Capitalization: $71.06 Billion

Hewlett-Packard's recycling facility in Roseville, California, is one of the largest in the world. In 2003, the company reported that the facility, operated in conjunction with the Canadian mining company Noranda, processed up to 3 million pounds of used computer equipment each month.

Some of HP's own computer products are turned into new HP equipment. HP's Planet Partners program — offered in the U.S., the U.K., other European countries, and Japan — picks up computer equipment from customers, evaluates it for reuse or donation, and recycles selected equipment. HP reported in its 2004 Global Citizenship Report that in 2003 it introduced two scanners that contained material recycled through this program, along with postconsumer recycled plastic bottles. The Planet Partners e-Coupon program gives customers up to $50 toward the purchase of new HP equipment when they use HP's service to recycle computer hardware from any manufacturer.

HP's attention to recycling goes beyond computer equipment. In its 2003 Global Citizenship Report, the company said that its sites in water-stressed areas recycle significant amounts of water. In Puerto Rico, for example, HP claims to have reduced water consumption by 190,000 liters a day by using cooling towers more efficiently, recycling process water, and recovering water from ink waste. The company also reported that it prints most of its stationery and business cards on paper with 5% to 10% recycled content, and its purchasing policy for office paper includes requirements for sustainable forestry practices, elemental chlorine-free processing, and a minimum postconsumer content of 30%.

Interface

Ticker: IFSIA	Website: www.interfaceinc.com
Market Capitalization: $507 Million

In 1973, Interface's founder Ray Anderson introduced modular carpet to the U.S. Because it is installed in tiles rather than in long rolls, small worn sections of modular carpet can be replaced without replacing the entire carpet. In this way, modular carpet helps reduce the amount of carpet that is thrown away each year: currently more than 2.5 million tons, according to the company.

From 1995 through June 2004, Interface reclaimed more than 57 million pounds of carpet through its ReEntry program. Of this, 52% has been recycled as GlasBac RE, a recycled vinyl backing system. Another 40%

Domini Social Equity Portfolio — Social Profiles  11

was converted from waste to energy, while the remaining 8% was reclaimed before the end of its useful life and donated for use by nonprofit organizations.

In 2003, Interface launched a line of carpeting made from a biodegradable material called Ingeo, which was developed by Cargill Dow. With corn as its primary component, Ingeo is produced as plastic pellets called polyactide, which are spun into fabric. Interface's Ingeo carpet is manufactured in 19.5-square-inch tiles that can be washed in a sink, installed over most surfaces, and recycled at the end of its lifespan.

Guilford of Maine, a division of Interface, is a major producer of panel fabrics for office cubicles and other furniture. It derives all its raw material from plastic soda bottles that are converted into a white fiber. The white fiber is sent to dying canisters, then compressed into 650-pound cylinders. To relax the fiber, 140-degree water is run over it. In 2001, Guilford workers invented a brass nozzle that saved more than a million gallons of water in the first year.

Kadant

Ticker: KAI	Website: www.kadant.com
Market Capitalization: $318 Million

Kadant supplies the paper industry with recycling systems that include pulping, de-inking, cleaning and screening technologies. These systems remove ash, dirt, and sticky contaminants from recovered fiber. The better the quality of the fiber, the cleaner and stronger the resulting paper will be. Kadant sells equipment to paper recyclers in China, where a lack of timber requires the makers of packaging materials to recycle fiber recovered from imported wastepaper.

Paper production is among the most water-intensive industries in the world, according to Kadant, with 4,000 gallons of water required to produce one ton of paper. The company offers three types of products that help paper producers recover valuable fiber and reduce their use of fresh water: cleaning and conditioning systems to keep equipment free of contaminants, equipment to remove excess water as the paper sheet is formed, and filtration systems to remove contaminants and additives from process water.

Schnitzer Steel Industries

Ticker: SCHN	Website: www.schnitzersteel.com
Market Capitalization: $741 Million

According to Schnitzer Steel Industries, every ton of recycled steel saves 2,500 pounds of iron ore, 1,400 pounds of coal, and 120 pounds of

12  Domini Social Equity Portfolio — Social Profiles

limestone. Recycling rather than new manufacturing of steel saves enough electricity each year to power about 18 million homes. Six scrapped cars can provide enough steel to build a 2,000-square-foot home.

Schnitzer claims to be one of the country's largest recyclers of ferrous metals. In fiscal year 2004, the company sold approximately 1.8 million tons of scrap metal through its wholly owned recycling business and 3.6 million tons through its joint ventures. According to the company, recycled materials include metal discards such as "obsolete machinery and automobiles, railroad cars and tracks, home appliances, and metals recovered from demolition sites." Material is sorted, cut, shredded, and torched to produce pieces of the desired size, density, and purity. The mega-shredder at Schnitzer's facility in Tacoma can reduce an entire car body to scrap within seconds.

Cascade Steel Rolling Mills, acquired by Schnitzer in 1984, is a vertically integrated mini-mill where scrap is melted in a furnace, cast into bars, and converted into products including reinforcing bar (rebar), wire rod, fence posts, and specialty products.

Trex

Ticker: TWP	Website:www.trex.com
Market Capitalization: $372 Million

Called "tundra ghosts" in Alaska and "witches' knickers" in Ireland, according to Newhouse News Service, plastic carrying bags are not only a blight on the landscape but pollute the environment and kill wildlife, including ocean life such as dolphins and sea turtles. A market research firm estimated that Americans use 100 billion bags a year, or 360 for each man, woman, and child.

Trex, a former division of Mobil that was spun off in 1999, has found a way to turn used plastic bags into a valuable product. Each year Trex buys about 300 million pounds of used polyethylene, combines it with hardwood waste — most of it from furniture makers in the Southeast — and turns it into wood-composite decking. The company estimates that it receives about 50% of the recycled grocery bags on the market.

"Each lineal foot of board contains the equivalent of 1,000 bags," says Harry Monahan, a senior vice president at Trex. "Over the years, we estimate we've kept about 6 million bags out of landfills." The bags are heated, melted, combined with ground-up wood scraps, and extruded into long planks. "With the five colors of boards we have, we can pick the kind of bags being used," says John Burns, Trex's marketing director. "When we know there is a load from Wal-Mart, we will save the load for when we are running a darker color. If we run a lighter color, we can call up bags from Food Lion that uses white and beige."

Trex reports that the decking itself is completely recyclable, and Trex accepts its own used decking to be recycled.

Domini Social Equity Portfolio — Social Profiles  13

Wellman

Ticker: WLM	Website: www.wellmaninc.com
Market Capitalization: $271 Million

Wellman is among the world's largest producers of polyester fiber made from recycled material. The company buys bottles and other material made of polyethylene terephthalate (PET) and recycles them into fiberfill for pillows, comforters, and furniture, and Fortrel EcoSpun for sportswear, luggage, backpacks, and blankets. Wellman also sells recycled nylon fiber for use in carpets and specialty products such as tennis balls.

To make EcoSpun, used for the fleece jackets sold by Patagonia and other companies, bottles are converted into tiny flakes, then melted and extruded through a spinner that resembles a showerhead. The fibers are softened in hot water, drawn out, crimped, then dried and cut into shorter pieces that are woven into fleece. In 2004, Patagonia estimated that the oil saved by the EcoSpun products it sold would fill the gas tanks of 20,000 Chevy Suburbans.

14  Domini Social Equity Portfolio — Social Profiles

The Fund invests in a portfolio designed to replicate the Domini 400 Social Index.SM All companies in the Fund's portfolio are measured against multiple standards of corporate accountability. We seek to avoid companies that manufacture alcohol, tobacco, or firearms, derive revenues from gambling operations, own or operate nuclear power plants, or earn significant revenues from weapons contracting. Before investing in any company, our social research providers at KLD Research & Analytics, Inc. (KLD) evaluate its social profile by weighing both strengths and weaknesses in the areas of community impact, diversity, employee relations, the environment, human rights, and product safety and usefulness. KLD is responsible for maintaining the Domini 400 Social Index and developing and applying its social and environmental standards. Special thanks to KLD for allowing us to reproduce portions of its research in these pages.

For extensive information about how we use social and environmental criteria to choose our investments, including brief social profiles of every company in the Fund's portfolio, visit www.domini.com.

Unlike other mutual funds, the Domini Social Equity Portfolio seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (DSIP). The companies discussed above can be found in the DSIP's Portfolio of Investments at July 31, 2005, included herein. The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, Domini Social Equity Portfolio or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright © 2005 by KLD and are reprinted here by permission. 09/05

Domini Social Equity Portfolio — Social Profiles  15

Domini Social Index Portfolio

Portfolio of Investments

July 31, 2005

Security	Shares	Value
Consumer Discretionary 15.3%
American Greetings Corporation, Class A	19,100	$485,904
AutoZone, Inc. (a)	17,231	1,678,989
Bandag, Inc.	4,900	226,037
Bed Bath & Beyond (a)	78,600	3,607,740
Best Buy Co., Inc.	80,000	6,128,000
Black & Decker Corp.	21,500	1,941,665
Bright Horizons Family Solutions, Inc. (a)	6,400	292,992
Centex Corporation	33,900	2,507,922
Champion Enterprises, Inc. (a)	20,200	243,612
Charming Shoppes, Inc. (a)	29,400	344,862
Circuit City Stores, Inc.	50,300	917,975
Claire's Stores, Inc.	27,000	686,070
Comcast Corporation, Class A (a)	588,058	18,071,023
Cooper Tire and Rubber Company	17,400	350,088
Dana Corporation	39,500	620,545
Darden Restaurants, Inc.	39,500	1,370,650
Delphi Automotive Systems Corporation	152,500	808,250
DeVry, Inc. (a)	18,100	360,009
Disney (Walt) Company (The)	544,700	13,966,108
Dollar General Corporation	78,751	1,600,220
Dow Jones & Company	17,900	671,787
eBay Inc. (a)	323,772	13,527,194
Emmis Communications Corporation, Class A (a)	8,860	181,896
Family Dollar Stores Inc.	44,800	1,155,840
Foot Locker, Inc.	40,600	1,015,000
Gaiam, Inc. (a)	2,200	22,440
Gap Inc.	201,397	4,251,491
Genuine Parts Company	47,300	2,165,867
Harley-Davidson, Inc.	75,900	4,037,121
Harman International Industries, Inc.	17,220	1,480,059
Hartmarx Corporation (a)	8,500	86,870
Home Depot, Inc. (The)	572,044	24,889,634
Horton (D.R.), Inc.	73,033	3,000,196
Interface, Inc., Class A (a)	11,400	116,394
Consumer Discretionary (Continued)
Johnson Controls, Inc.	51,000	$2,929,440
KB Home	22,400	1,834,784
Lee Enterprises, Inc.	12,500	535,125
Leggett & Platt, Incorporated	51,300	1,297,377
Limited Brands	101,330	2,470,425
Liz Claiborne, Inc.	28,000	1,165,080
Lowe's Companies, Inc.	206,300	13,661,186
Mattel, Inc.	110,685	2,064,275
May Department Stores Company	78,600	3,226,530
Maytag Corporation	22,600	381,262
McDonald's Corporation	337,900	10,532,343
McGraw-Hill Companies	100,000	4,601,000
Media General, Inc., Class A	6,800	465,800
Men's Wearhouse, Inc. (a)	13,050	469,278
Meredith Corporation	11,700	579,150
Modine Manufacturing Company	8,700	313,809
New York Times Company, Class A	38,900	1,226,128
Newell Rubbermaid, Inc.	73,378	1,824,911
Nordstrom, Inc.	65,500	2,424,155
Office Depot (a)	84,000	2,383,920
Omnicom Group, Inc.	49,300	4,184,091
Penney (J.C.) Company, Inc.	70,100	3,935,414
Pep Boys – Manny, Moe & Jack	14,000	190,260
Phillips-Van Heusen Corporation	7,200	244,080
Pixar (a)	23,400	1,006,434
Proliance International Inc. (a)	2,050	12,897
Pulte Homes, Inc.	31,900	2,986,478
Radio One, Inc. (a)	5,800	76,502
RadioShack Corporation	41,900	983,393
Reebok International Ltd.	15,800	668,340
Ruby Tuesday, Inc.	15,800	395,316
Russell Corporation	8,300	157,036
Scholastic Corporation (a)	9,700	358,609

Domini Social Index Portfolio / Portfolio of Investments (Continued)

July 31, 2005

Security	Shares	Value
Consumer Discretionary (Continued)
Scripps (E.W.) Company (The), Class A	33,100	$1,672,543
Snap-On Incorporated	15,050	552,034
Spartan Motors, Inc.	3,100	36,332
Stanley Works	19,900	973,707
Staples, Inc.	195,584	4,453,448
Starbucks Corporation (a)	103,957	5,462,940
Stride Rite Corporation	10,800	151,200
Target Corporation	235,500	13,835,625
Tiffany & Co.	37,300	1,269,319
Timberland Company (The) (a)	15,700	524,066
Time Warner, Inc. (a)	1,248,920	21,256,618
TJX Companies, Inc.	123,800	2,910,538
Tribune Company	79,556	2,903,794
Tupperware Corporation	15,000	319,950
Univision Communications, Inc., Class A (a)	78,200	2,211,496
Valassis Communications Inc. (a)	13,600	537,880
Value Line, Inc.	1,500	55,995
Visteon Corporation	34,000	302,600
Washington Post Company, Class B	1,800	1,599,840
Wendy's International, Inc.	30,100	1,556,170
Whirlpool Corporation	17,800	1,423,644
		246,405,017
Consumer Staples 12.3%
Alberto-Culver Company, Class B	22,450	1,012,944
Albertson's, Inc.	98,800	2,105,428
Avon Products, Inc.	126,900	4,150,899
Campbell Soup Company	86,800	2,677,780
Church & Dwight Co., Inc.	17,700	664,635
Clorox Company	40,600	2,267,510
Coca-Cola Company	603,300	26,400,408
Colgate-Palmolive Company	139,500	7,385,130
Costco Wholesale Corporation	127,830	5,876,345
CVS Corporation	217,200	6,739,716
Estée Lauder Companies, Inc. (The), Class A	44,200	1,729,988
Consumer Staples (Continued)
General Mills Incorporated	98,700	$4,678,380
Gillette Company	266,338	14,294,360
Green Mountain Coffee, Inc. (a)	1,800	63,090
Hain Celestial Group, Inc. (The) (a)	8,700	172,521
Heinz (H.J.) Company	93,300	3,431,574
Hershey Foods Corporation	57,400	3,666,138
Kellogg Company	92,800	4,204,768
Kimberly-Clark Corporation	127,564	8,133,481
Kroger Company (a)	196,000	3,890,600
Longs Drug Stores Corporation	8,800	381,832
McCormick & Company, Inc.	34,900	1,213,822
Nature's Sunshine Products, Inc.	4,200	83,790
PepsiAmericas, Inc.	29,200	752,776
PepsiCo, Inc.	446,370	24,340,556
Procter & Gamble Company	659,594	36,693,214
Safeway Inc.	120,600	2,930,580
Smucker (J.M.) Company	15,105	718,545
SUPERVALU, Inc.	36,900	1,306,260
Sysco Corporation	168,700	6,083,322
Tootsie Roll Industries, Inc.	10,038	314,089
United Natural Foods, Inc. (a)	10,000	337,200
Walgreen Company	273,400	13,084,924
Whole Foods Market, Inc.	17,200	2,347,972
Wild Oats Markets, Inc. (a)	6,550	87,967
Wrigley (Wm.) Jr. Company	52,500	3,734,850
		197,957,394
Energy 2.6%
Anadarko Petroleum Corporation	62,385	5,511,715
Apache Corporation	87,624	5,993,482
Cooper Cameron Corp. (a)	14,200	1,007,916
Devon Energy Corporation	126,244	7,081,025
EOG Resources, Inc.	64,300	3,928,730

Domini Social Index Portfolio / Portfolio of Investments (Continued)

July 31, 2005

Security	Shares	Value
Energy (Continued)
Helmerich & Payne, Inc.	13,000	$742,560
Kinder Morgan, Inc.	28,800	2,559,168
Noble Energy, Inc.	23,200	1,914,232
Pioneer Natural Resources Company	38,700	1,676,871
Rowan Companies, Inc.	29,200	997,472
Smith International	28,300	1,922,702
Sunoco, Inc.	18,500	2,326,005
Williams Companies, Inc.	152,100	3,230,604
XTO Energy Inc.	94,700	3,323,023
		42,215,505
Financials 22.7%
AFLAC, Inc.	133,700	6,029,870
Allied Capital Corporation	36,100	1,026,684
AMBAC Financial Group, Inc.	29,100	2,090,544
American Express Company	312,300	17,176,500
American International Group, Inc.	691,676	41,638,895
AmSouth Bancorporation	94,500	2,637,495
BB&T Corporation	145,200	6,072,264
Capital One Financial Corporation	66,800	5,511,000
Cathay General Bancorp	12,990	461,665
Chittenden Corporation	13,220	387,214
Chubb Corporation	52,200	4,636,404
Cincinnati Financial Corporation	45,017	1,855,601
Comerica Incorporated	44,800	2,737,280
Edwards (A.G.), Inc.	20,887	925,294
Fannie Mae	258,565	14,443,441
Fifth Third Bancorp	139,011	5,991,374
First Horizon National Corporation	33,400	1,362,386
FirstFed Financial Corp. (a)	4,500	281,160
Franklin Resources, Inc.	53,100	4,291,542
Freddie Mac	184,100	11,649,848
General Growth Properties	62,534	2,875,313
Golden West Financial	75,100	4,890,512
Hartford Financial Services Group (The)	79,000	6,365,030
Heartland Financial USA, Inc.	4,200	86,100
Financials (Continued)
Janus Capital Group Inc.	62,026	$931,631
Jefferson-Pilot Corporation	36,925	1,852,527
KeyCorp	108,700	3,721,888
Lincoln National Corporation	46,700	2,255,610
M&T Bank Corp.	26,300	2,853,813
Maguire Properties Inc.	7,900	236,605
Marsh & McLennan Companies, Inc.	143,300	4,151,401
MBIA, Inc.	36,400	2,210,936
MBNA Corporation	339,475	8,541,191
Medallion Financial Corp.	4,300	41,839
Mellon Financial Corporation	113,700	3,463,302
Merrill Lynch & Co., Inc.	252,292	14,829,724
MGIC Investment Corporation	24,700	1,693,926
Moody's Corporation	73,500	3,477,285
Morgan (J.P.) Chase & Co.	937,892	32,957,525
National City Corporation	158,300	5,842,853
Northern Trust Corporation	54,100	2,748,280
PNC Financial Services Group	75,300	4,127,946
Popular Inc.	71,800	1,852,440
Progressive Corporation (The)	52,900	5,273,601
Providian Financial Corporation (a)	77,000	1,455,300
Regions Financial Corp. (New)	123,700	4,161,268
SAFECO Corporation	34,300	1,884,442
Schwab (Charles) Corporation	303,700	4,160,690
SLM Corporation	111,700	5,751,433
Sovereign Bancorp	98,700	2,367,813
St. Paul Travelers Companies, Inc. (The)	180,464	7,944,025
State Street Corporation	89,000	4,426,860
SunTrust Banks, Inc.	90,600	6,588,432
Synovus Financial Corporation	83,850	2,479,445
U.S. Bancorp	489,221	14,705,983
UnumProvident Corporation	80,900	1,549,235

Domini Social Index Portfolio / Portfolio of Investments (Continued)

July 31, 2005

Security	Shares	Value
Financials (Continued)
Wachovia Corporation	420,143	$21,166,804
Wainwright Bank & Trust Co.	2,625	28,875
Washington Mutual, Inc.	233,804	9,931,994
Wells Fargo & Company	449,706	27,584,966
Wesco Financial Corporation	1,200	421,200
		365,096,504
Health Care 13.3%
Affymetrix Inc (a)	16,700	779,723
Allergan, Inc.	34,705	3,101,586
Amgen, Inc. (a)	329,853	26,305,777
Bard (C.R.), Inc.	28,400	1,896,836
Bausch & Lomb Incorporated	14,400	1,218,960
Baxter International, Inc.	165,400	6,495,258
Becton Dickinson and Company	66,800	3,698,716
Biogen Idec Inc. (a)	90,250	3,545,923
Biomet, Inc.	66,400	2,531,832
Boston Scientific Corporation (a)	199,700	5,781,315
CIGNA Corporation	35,200	3,757,600
Cross Country Healthcare, Inc. (a)	8,600	169,764
Dionex Corporation (a)	5,600	258,496
Fisher Scientific (a)	32,000	2,145,600
Forest Laboratories, Inc. (a)	90,700	3,620,744
Genzyme Corporation (a)	66,600	4,955,706
Guidant Corporation	86,438	5,946,934
Hillenbrand Industries, Inc.	15,500	796,855
Humana, Inc. (a)	42,900	1,709,565
IMS Health, Inc.	62,813	1,710,398
Invacare Corporation	7,700	324,555
Invitrogen Corporation (a)	14,000	1,200,780
Johnson & Johnson	792,580	50,693,416
King Pharmaceuticals Inc. (a)	66,200	738,130
Manor Care, Inc.	22,400	850,304
McKesson HBOC, Inc.	77,820	3,501,900
MedImmune, Inc. (a)	66,500	1,889,265
Medtronic, Inc.	323,200	17,433,408
Merck & Co., Inc.	587,200	18,238,432
Health Care (Continued)
Millipore Corporation (a)	13,700	$839,399
Mylan Laboratories, Inc.	75,475	1,310,246
St. Jude Medical, Inc. (a)	97,400	4,617,734
Stryker Corporation	99,600	5,387,364
Synovis Life Technologies, Inc. (a)	2,600	23,140
Thermo Electron Corporation (a)	43,700	1,304,882
UnitedHealth Group Incorporated	337,634	17,658,258
Waters Corporation (a)	30,600	1,385,568
Watson Pharmaceuticals (a)	29,200	975,280
Zimmer Holdings, Inc. (a)	65,700	5,411,052
		214,210,701
Industrials 6.4%
3M Company	205,500	15,412,499
Alaska Air Group, Inc. (a)	6,900	241,362
American Power Conversion	48,000	1,349,280
AMR Corporation (a)	37,600	528,280
Apogee Enterprises, Inc.	7,400	116,994
Ault, Inc. (a)	1,200	3,420
Avery Dennison Corporation	27,400	1,552,758
Baldor Electric Company	8,800	220,352
Banta Corporation	6,550	312,697
Brady Corporation, Class A	12,000	410,400
CLARCOR, Inc.	12,900	402,480
Cooper Industries, Inc., Class A	24,800	1,601,584
Cross (A.T.) Company (a)	3,800	19,038
Cummins, Inc.	11,600	991,104
Deere & Company	65,700	4,830,921
Delta Air Lines, Inc. (a)	32,000	94,720
Deluxe Corporation	13,100	524,000
Donaldson Company, Inc.	20,500	667,890
Donnelley (R.R.) & Sons Company	57,400	2,069,270
Emerson Electric Company	111,600	7,343,280
Fastenal Company	18,200	1,194,648

Domini Social Index Portfolio / Portfolio of Investments (Continued)

July 31, 2005

Security	Shares	Value
Industrials (Continued)
FedEx Corporation	80,500	$6,769,245
GATX Corporation	12,600	476,280
Graco, Inc.	18,552	709,243
Grainger (W.W.), Inc.	22,400	1,395,968
Granite Construction Incorporated	10,625	363,588
Herman Miller, Inc.	19,300	616,249
HNI Corporation	13,300	773,395
Hubbell Incorporated, Class B	16,960	769,984
Ikon Office Solutions	38,800	372,480
Illinois Tool Works, Inc.	73,000	6,252,450
JetBlue Airways Corporation (a)	27,300	573,300
Kadant Inc. (a)	3,700	84,545
Kansas City Southern Industries, Inc. (a)	20,000	451,200
Kelly Services, Inc.	8,475	257,810
Lawson Products, Inc.	2,500	102,300
Lincoln Electric Holdings, Inc.	11,000	402,710
Masco Corporation	115,600	3,919,996
Milacron, Inc. (a)	12,633	23,624
Monster Worldwide (a)	31,200	947,544
Nordson Corporation	8,000	266,960
Norfolk Southern Corporation	106,700	3,970,307
Pall Corp.	34,200	1,059,174
Pitney Bowes, Inc.	60,800	2,710,464
Robert Half International, Inc.	43,100	1,460,659
Ryder System, Inc.	18,000	701,820
Smith (A.O.) Corporation	5,200	140,400
Southwest Airlines Co.	193,962	2,752,321
SPX Corporation	20,030	979,066
Standard Register Company	6,000	91,500
Steelcase, Inc.	27,100	396,744
Tennant Company	2,300	85,100
Thomas & Betts Corporation (a)	15,100	509,927
Toro Company	10,800	434,592
Trex Company, Inc. (a)	3,700	108,780
United Parcel Service, Inc., Class B	296,933	21,667,201
Yellow Roadway Corporation (a)	13,880	734,391
		103,218,294
Information Technology 19.8%
3Com Corporation (a)	103,000	$374,920
Adaptec, Inc. (a)	27,400	105,490
ADC Telecommunications (a)	31,228	816,300
Advanced Micro Devices, Inc. (a)	103,800	2,084,304
Advent Software, Inc. (a)	8,500	204,255
Analog Devices, Inc.	98,700	3,869,040
Andrew Corporation (a)	43,800	481,362
Apple Computer, Inc. (a)	219,900	9,378,735
Applied Materials, Inc.	440,200	8,126,092
Arrow Electronics, Inc. (a)	31,600	948,632
Autodesk, Inc.	61,500	2,102,685
Automatic Data Processing, Inc.	155,474	6,904,600
BMC Software, Inc. (a)	60,800	1,160,672
CDW Corporation	19,500	1,209,000
Ceridian Corporation (a)	39,700	830,921
Cisco Systems, Inc. (a)	1,703,314	32,618,463
Coherent, Inc. (a)	7,700	262,108
Compuware Corporation (a)	98,800	832,884
Convergys Corp. (a)	35,500	516,525
Dell Inc. (a)	645,286	26,114,724
Electronic Arts Inc. (a)	81,700	4,705,920
Electronic Data Systems Corporation	139,800	2,875,686
EMC Corporation (a)	641,800	8,786,242
Entegris, Inc. (a)	15,700	184,789
Gerber Scientific, Inc. (a)	5,700	34,314
Hewlett-Packard Company	769,310	18,940,412
Hutchinson Technology Incorporated (a)	6,500	216,385
Imation Corporation	9,100	394,485
Intel Corporation	1,645,355	44,654,935
Lexmark International Group, Inc. (a)	34,300	2,150,610
LSI Logic Corporation (a)	104,200	1,016,992
Lucent Technologies, Inc. (a)	1,183,992	3,469,097
Merix Corporation (a)	3,750	23,589
Micron Technology, Inc. (a)	165,200	1,962,576

Domini Social Index Portfolio / Portfolio of Investments (Continued)

July 31, 2005

Security	Shares	Value
Information Technology (Continued)
Microsoft Corporation	2,678,230	$68,589,470
Molex Incorporated	44,846	1,266,451
National Semiconductor Corporation	93,000	2,298,030
Novell, Inc. (a)	101,600	617,728
Novellus Systems, Inc. (a)	35,500	1,024,175
Palm Inc (a)	13,904	396,820
Paychex, Inc.	94,800	3,309,468
Plantronics Inc.	13,400	457,744
Polycom Inc. (a)	24,300	402,651
Qualcomm, Inc.	436,200	17,225,538
Red Hat, Inc. (a)	43,700	665,988
Sapient Corporation (a)	27,200	211,616
Scientific-Atlanta, Inc.	40,400	1,555,400
Solectron Corporation (a)	262,000	1,006,080
Sun Microsystems, Inc. (a)	913,300	3,507,072
Symantec Corporation (a)	316,400	6,951,308
Tektronix, Inc.	23,000	576,380
Tellabs, Inc. (a)	121,800	1,183,896
Texas Instruments, Inc.	443,078	14,072,157
Xerox Corporation (a)	253,600	3,350,056
Xilinx, Inc.	94,400	2,676,240
		319,702,012
Materials 1.6%
Air Products & Chemicals, Inc.	61,400	3,669,264
Airgas, Inc.	17,800	525,100
Aleris International, Inc. (a)	6,100	139,507
Bemis Company, Inc.	28,800	777,600
Cabot Corporation	16,800	581,112
Calgon Carbon Corporation	10,100	88,476
Caraustar Industries, Inc. (a)	7,200	86,184
Crown Holdings, Inc. (a)	43,200	682,128
Ecolab, Inc.	59,100	1,984,578
Engelhard Corporation	32,200	923,818
Fuller (H.B.) Company	7,300	252,069
Lubrizol Corporation	18,100	796,400
MeadWestvaco Corp.	48,512	1,417,521
Minerals Technologies, Inc.	5,300	329,872
Nucor Corporation	43,100	2,389,895
Praxair, Inc.	87,000	4,296,930
Materials (Continued)
Rock-Tenn Company, Class A	9,000	$121,230
Rohm & Haas Company	51,087	2,353,067
Schnitzer Steel Industries Inc., Class A	5,800	165,880
Sealed Air Corporation (a)	23,000	1,220,380
Sigma-Aldrich Corporation	18,400	1,180,544
Sonoco Products Company	25,645	712,931
Valspar Corporation	13,100	642,686
Wausau-Mosinee Paper Corporation	15,700	197,506
Wellman, Inc.	8,200	68,388
Worthington Industries, Inc.	22,200	392,496
		25,995,562
Telecommunication Services 4.8%
AT&T Corporation	212,416	4,205,837
BellSouth Corporation	489,000	13,496,400
Citizens Communications Company	92,367	1,213,702
SBC Communications, Inc.	880,428	21,526,465
Sprint Corp. – FON Group	394,500	10,612,050
Telephone and Data Systems, Inc.	28,300	1,127,755
Verizon Communications	737,522	25,245,378
		77,427,587
Utilities 0.8%
AGL Resources, Inc.	20,600	792,070
Cascade Natural Gas Corporation	2,900	63,307
Cleco Corporation	12,200	274,256
Energen Corporation	19,400	680,940
Equitable Resources, Inc.	16,400	1,165,220
IDACORP, Inc.	11,300	355,385
KeySpan Corporation	44,800	1,822,911
MGE Energy, Inc.	4,400	162,932
National Fuel Gas Company	21,800	662,720
NICOR, Inc.	11,400	465,348

Domini Social Index Portfolio / Portfolio of Investments (Continued)

July 31, 2005

Security	Shares	Value
Utilities (Continued)
NiSource, Inc.	73,647	$1,788,886
Northwest Natural Gas Company	6,500	250,835
OGE Energy Corporation	24,200	735,196
Peoples Energy Corporation	10,900	470,335
Pepco Holdings, Inc.	50,700	1,210,209
Questar Corporation	23,100	1,621,158
Southern Union Company (a)	24,306	$618,345
WGL Holdings	12,600	434,070
		13,574,123
Total Investments — 99.6%
(Cost $1,362,330,689)(b)		1,605,802,699
Other Assets, less liabilities — 0.4%		6,165,864
Net Assets — 100.0%		$1,611,968,563

(a)

Non-income producing security.

(b)

The aggregate cost for federal income tax purposes is $1,464,165,066. The aggregate gross unrealized appreciation is $345,976,822 and the aggregate gross unrealized depreciation is $204,339,189, resulting in net unrealized appreciation of $141,637,633.

Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Index Portfolio

Statement of Assets and Liabilities

July 31, 2005

ASSETS:
Investments at value (Cost $1,362,330,689)	$1,605,802,699
Cash	3,630,037
Receivable for securities sold	801,124
Dividends receivable	2,230,890
Total assets	1,612,464,750
LIABILITIES:
Management fee payable (Note 2)	270,334
Other accrued expenses	225,853
Total liabilities	496,187
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$1,611,968,563

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Index Portfolio

Statement of Operations

Year Ended July 31, 2005

INVESTMENT INCOME:
Dividends		$33,980,615

EXPENSES:
Management fee (Note 2)	$3,165,651
Custody fees (Note 3)	248,619
Professional fees	140,158
Trustees fees	63,604
Miscellaneous	23,844
Total expenses	3,641,876
Fees paid indirectly (Note 3)	(93,517)
Net expenses		3,548,359
NET INVESTMENT INCOME		30,432,256
Net realized loss on investments:
Proceeds from sales	$202,332,853
Cost of securities sold	(246,560,468)
Net realized loss on investments		(44,227,615)
Net changes in unrealized appreciation of investments:
Beginning of period	$57,948,649
End of period	243,472,010
Net change in unrealized appreciation		185,523,361
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$171,728,002

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Index Portfolio

Statements of Changes in Net Assets

	Year Ended July 31, 2005	Year Ended July 31, 2004
INCREASE IN NET ASSETS:
From Operations:
Net investment income	$30,432,256	$18,456,783
Net realized loss on investments	(44,227,615)	(22,378,148)
Net change in unrealized appreciation of investments	185,523,361	162,852,493
Net Increase in Net Assets Resulting from Operations	171,728,002	158,931,128
Transactions in Investors' Beneficial Interest:
Additions	238,673,782	318,907,730
Reductions	(325,346,892)	(269,267,844)
Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests	(86,673,110)	49,639,886
Total Increase in Net Assets	85,054,892	208,571,014
NET ASSETS:
Beginning of period	1,526,913,671	1,318,342,657
End of period	$1,611,968,563	$1,526,913,671

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Index Portfolio

Financial Highlights

	Year Ended July 31,
	2005		2004		2003		2002		2001
Net assets (in millions)	$1,612		$1,527		$1,318		$1,239		$1,729
Total return	11.48%		12.01%		12.13%		(22.71)%		(17.28)%
Ratio of net investment income to average net assets (annualized)	1.92%		1.25%		1.32%		1.02%		0.78%
Ratio of expenses to average net assets (annualized)	0.22	%(2)	0.24	%(2)	0.23	%(1)(2)	0.22	%(2)	0.22	%(2)
Portfolio turnover rate	9%		8%		8%		13%		19%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.23%, 0.24%, 0.23%, 0.22%, and 0.21% for the years ended July 31, 2005, 2004, 2003, 2002, and 2001, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Index Portfolio (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on June 7, 1989. Effective August 1, 2005, the Trust changed its name to Domini Social Trust, and renamed its series portfolio, which previously had the same name as the Trust, the Domini Social Index Trust (the "Portfolio"). The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,SM which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991. The Domini European Social Equity Trust, another series of the Trust, is scheduled to commence operations on October 3, 2005.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

(A) Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (NOCP). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

(B) Dividend Income. Dividend income is recorded on the ex-dividend date.

(C) Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

(D) Other. Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM  The Index's composition is determined by KLD Research & Analytics, Inc.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2005, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $146,569,112 and $202,332,853, respectively. For the year ended July 31, 2005, custody fees of the Portfolio were reduced by $93,517, which was compensation for uninvested cash left on deposit with the custodian.

28  Domini Social Index Portfolio—Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Index Portfolio (the "Portfolio"), a series of Domini Social Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 16, 2005

Domini Social Equity Portfolio

Statement of Assets and Liabilities

July 31, 2005

ASSETS:
Investment in Domini Social Index Portfolio, at value (Note 1)	$129,650
Total assets	129,650
LIABILITIES:
Management fee payable	143
Other accrued expenses	66
Total liabilities	209
NET ASSETS	$129,441
NET ASSETS CONSIST OF:
Paid-in capital	$125,657
Undistributed net investment income	475
Accumulated net realized loss from Portfolio	(2,740)
Net unrealized appreciation from Portfolio	6,049
$129,441
Shares outstanding	12,607
NET ASSET VALUE PER SHARE* ($129,441 ÷ 12,607 outstanding shares of beneficial interest)	$10.27
MAXIMUM OFFERING PRICE PER SHARE (net asset value per share ÷ (1-4.75%))	$10.78

*

Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Portfolio

Statement of Operations

for the Period February 14, 2005 (Inception Date) through July 31, 2005

INCOME:
Investment income from Portfolio	$795
Expenses from Portfolio	(111)
Net investment income from Portfolio	684
EXPENSES:
Sponsor fee (Note 2)	142
Professional fees	23,912
Distribution fees	71
Registration fees	2,509
Miscellaneous	1,691
Printing	4,027
Accounting fees	5,763
Transfer agent fees	32
Total Expenses	38,147
Fees Waived (Note 2)	(37,938)
Net Expenses	209
NET INVESTMENT INCOME	475
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM PORTFOLIO:
Net realized loss from Portfolio	(2,740)
Net change in unrealized appreciation from Portfolio	6,049
Net realized and unrealized gain from Portfolio	3,309
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,784

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Portfolio

Statement of Changes in Net Assets

For the Period February 14, 2005 (Inception Date) Through July 31, 2005
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$475
Net realized loss from Portfolio	(2,740)
Net change in unrealized appreciation from Portfolio	6,049
Net Increase in Net Assets Resulting from Operations	3,784
Capital Share Transactions:
Proceeds from sale of shares	125,657
Net asset value of shares issued in reinvestment of dividends and distributions	—
Payments for shares redeemed*	—
Net Increase in Net Assets from Capital Share Transactions	125,657
Total Increase in Net Assets	129,441
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $475)	$129,441
OTHER INFORMATION
Share Transactions:
Sold	12,607
Issued in reinvestment of dividends and/or distributions	—
Redeemed	—
Net Increase	12,607

*

Net of redemption fee proceeds.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Portfolio

Financial Highlights

	For the Period May 1, 2005 (Commencement of Operations) through July 31, 2005

For a share outstanding for the period:
Net asset value, beginning of period	$9.50
Income/(loss) from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.73
Total income/(loss) from investment operations	0.77
Less dividends and distributions:
Dividends to shareholders from net investment income	—
Distributions to shareholders from net realized gain	—
Total dividends and distributions	—
Net asset value, end of period	$10.27
Total return(2)	8.11%
Portfolio turnover*	9%
Ratio/supplemental data (annualized):
Net assets, end of year (in thousands)	$129
Ratio of expenses to average net assets	0.95	%(1)
Ratio of net investment income to average net assets	0.60%

*

For the Portfolio in which the Fund invests for the year ended July 31, 2005.

(1)

Reflects a waiver of fees by the Manager of the Portfolio, the Sponsor and the Distributor of the Fund. Had the Manager, the Sponsor and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 135.29% for the period ended July 31, 2005.

(2)

Total return does not reflect sales commissions and is not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Portfolio

Notes to Financial Statements

July 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Equity Portfolio is a series of the Domini Advisor Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio, a diversified, open-end management investment company having the same investment objectives as the Fund. Effective August 1, 2005, the Portfolio changed its name to the Domini Social Index Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 0.01% at July 31, 2005). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The inception date of the Fund was February 14, 2005 and it commenced operations on May 1, 2005.

Shares of the Domini Social Equity Portfolio are sold with a front-end sales charge (load) up to 4.75%.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments: Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders: The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes: The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other: All net investment income and realized and unrealized gains and losses of the Portfolio are allocated daily pro rata among the Fund and the other investors in the Portfolio.

(E) Redemption Fees: Redemptions and exchanges of Fund shares held less than 90 days (less than 60 days effective October 15, 2005) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolio has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM The Index's composition is determined by KLD Research & Analytics, Inc.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, Domini receives fees computed and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. Domini is contractually waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets of the Fund until May 1, 2006, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the period ended July 31, 2005, Domini waived fees and reimbursed expenses totaling $37,867.

(D) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL

Domini Social Equity Portfolio — Notes to Financial Statements  35

Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund's average daily net assets. For the period ended July 31, 2005, fees waived totaled $71.

DSIL Investment Services, LLC, the Fund's Distributor, has received $208 for commissions related to the sale of the Fund's shares for the period ended July 31, 2005.

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2005, additions and reductions in the Fund's investment in the Portfolio aggregated $125,657 and $0, respectively.

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2005, is as follows:

Undistributed ordinary income	$475
Undistributed long term capital gain	571
Unrealized appreciation/(depreciation)	2,738
Distributable net earnings/(deficit)	$3,784

36  Domini Social Equity Portfolio — Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Advisor Trust:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Portfolio (the "Portfolio"), a series of Domini Advisor Trust, as of July 31, 2005, and the related statement of operations, and statement of changes in net assets for the period from February 14, 2005 (inception date) to July 31, 2005 and financial highlights for the period from May 1, 2005 (commencement of operations) to July 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investment owned as of July 31, 2005, by correspondence with the recordkeeper for the portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Portfolio as of July 31, 2005, the results of its operations, and the changes in its net assets, for the period from February 14, 2005 to July 31, 2005 and financial highlights for the period from May 1, 2005 to July 31, 2005, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 16, 2005

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

The Domini Social Equity Portfolio (Fund) invests substantially all of its assets in the Domini Social Index Portfolio (Portfolio). The Board of Trustees approved the continuance of the Portfolio's Management and Submanagement Agreements with Domini Social Investments LLC (Domini) and SSgA Funds Management, Inc. (SSgA), respectively, on  April 29,2005. The Trustees, including all of the Independent Trustees, concluded that each of Domini and SSgA had the capabilities, resources, and personnel necessary to manage the Portfolio.

In their deliberations, the Trustees considered the information provided to them throughout the year at regular board meetings, as well as the information prepared specifically in connection with the annual renewal review process. The Trustees evaluated all information available to them. The Trustees did not identify any particular information or factor that was all-important or controlling.

In reaching their determination to approve the continuance of the Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The primary factors and the conclusions are described below.

Nature, Quality, and Extent of Services Provided

The Trustees considered that, pursuant to the Management and Submanagement Agreements, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it does by engaging and overseeing the activities of SSgA. The Trustees also considered that SSgA provides the day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. The terms of the Management and Submanagement Agreements were reviewed by the Trustees.

The Trustees considered the scope and quality of the services provided by each of Domini and SSgA under the Management and Submanagement Agreements. They considered the professional experience, tenure, and qualifications of the Portfolio's portfolio management team and other senior personnel at Domini and SSgA, noting that they intended to continue to work with SSgA regarding diversity issues. The Trustees also considered Domini's capabilities and experience in the development and application of social and environmental screens and its reputation and leadership in the socially responsible investment community. In addition, they considered each of Domini's and SSgA's compliance policies and procedures and compliance record.

The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and SSgA to the Portfolio under the Management and Submanagement Agreements.

Costs of Services Provided and Profitability

The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its advisory relationship with the Portfolio for the 2004 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. They also reviewed information provided to them by SSgA concerning the costs borne by and profitability of SSgA in respect of its submanagement relationship with the Portfolio for the 2004 calendar year. The Trustees also reviewed the financial results realized by Domini in connection with the operations of the Portfolio and SSgA's statements of income for December 31, 2003, and December 31, 2004.

The Trustees considered Domini's profit margin with respect to the Portfolio in comparison to industry data provided by Domini. They also reviewed SSgA's profit margin with respect to the Portfolio in comparison to the same industry data. They noted that the breakpoints proposed by Domini for the Management Agreement would likely reduce Domini's profit margins. The Trustees concluded that they were satisfied that each of Domini's and SSgA's level of profitability was not excessive in view of the nature, quality, and extent of services provided.

Other Benefits

The Trustees considered the other benefits which Domini, SSgA, and their respective affiliates receive from their relationship with the Portfolio.

The Trustees reviewed the character and amount of payments received by Domini and its affiliates, other than in respect of the Management and Submanagement Agreements. The Trustees considered the brokerage practices of Domini and SSgA and noted that, based on information provided to them, neither Domini nor SSgA received the benefits of "soft dollar" commissions with respect to the Portfolio. The Trustees also considered the intangible benefits that may accrue to Domini and SSgA and their respective affiliates by virtue of their relationship with the Portfolio.

The Trustees concluded that the benefits received by each of Domini and SSgA and their respective affiliates, as outlined above, were reasonable in the context of the relationship between each of Domini and SSgA and the Portfolio.

Investment Results

The Trustees reviewed the investment performance of the Portfolio. The Trustees considered the performance of the Portfolio for the three months, six months, one- and two- year periods ended December 31, 2004, and March 31, 2005, as well as its cumulative performance from inception through December 31, 2004, and through March 31, 2005. They considered the performance of the S&P 500 and the Domini 400 Social IndexSM for the same periods.

Because the objective of the Portfolio is to provide its investors with a long-term total return that matches the performance of the Domini 400 Social Index, the Trustees paid particular attention to the Portfolio's tracking error. They compared the tracking error to SSgA's tracking error with respect to other index funds for which it acts as adviser. They noted that the tracking error had been in an acceptable range. Based on their review, the Trustees concluded that the performance of the Portfolio over time had been satisfactory.

Fees and Other Expenses

The Trustees considered the advisory fees to be paid by the Portfolio to Domini and the submanagement fees to be paid by Domini to SSgA. The Trustees considered the level of advisory fees versus the peer group for the Portfolio, as well as the Portfolio's total expense ratio compared to those peers.

The Trustees also reviewed the fees that each of Domini and SSgA charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees also considered that Domini (and not the Fund) pays the submanager from its advisory fee for the Portfolio. The Trustees also considered that the advisory fees SSgA receives with respect to its other index clients are within the general range of the submanagement fee it receives with respect to the Portfolio.

The Trustees considered that, based on the information provided with respect to its peer group, the advisory fee for the Portfolio was the lowest in its peer group and lower than the relevant industry averages.

The Trustees also noted that Domini would be implementing breakpoints in the fees payable to it under the Management Agreement and that such breakpoints would reduce the expense ratios as Portfolio assets increase. The Trustees concluded that the expense ratios for the Portfolio were satisfactory.

Economies of Scale

The Trustees also considered whether economies of scale would be realized by Domini and SSgA as the Portfolio gets larger and the extent to which this is reflected in the level of fees charged. The Trustees noted that there were breakpoints in the SSgA submanagement fee and that Domini would implement breakpoints in the fees payable to it under the Management Agreement. The Trustees concluded that such breakpoints were an effective way to share economies of scale for the Portfolio.

Trustees and Officers

The following table presents information about each Trustee and each Officer of the Domini Advisor Trust and the Domini Social Index Portfolio as of July 31, 2005. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each Trustee and each Officer of the Trust and the Portfolio noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Fund nor the Portfolio holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Amy L. Domini* (55) Chair, Trustee, and President of the Trust since 2004 and the Portfolio since 1990
CEO (since 2002), President (2002-June 2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Tom's of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (since 2003); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (since 1994); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987).
5

Disinterested Trustees
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Julia Elizabeth Harris (57) Trustee of the Trust since 2004 and the Portfolio since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	5
Kirsten S. Moy (58) Trustee of the Trust since 2004 and the Portfolio since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Consultant on Social Investments, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001).	5
William C. Osborn (61) Trustee of the Trust since 2004 and the Portfolio since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors' Circle (socially responsible investor network) (since 1999).	5
Karen Paul (60) Trustee of the Trust since 2004 and the Portfolio since 1997	Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	5
Gregory A. Ratliff (45) Trustee of the Trust since 2004 and the Portfolio since 1999	Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	5

Disinterested Trustees (Continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
John L. Shields (52) Trustee of the Trust and the Portfolio since 2004	Managing Director, Navigant Consulting, Inc. (management consulting firm) (since 2004); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).	5
Frederick C. Williamson, Sr. (89) Trustee of the Trust since 2004 and the Portfolio since 1990
President's Advisory Board, Salve Regina University, Newport, R.I. (since 1999); Board Member, Preserve Rhode Island (nonprofit preservation) (since 1999); Board of Directors, Grow Smart Rhode Island (nonprofit state planning) (since 1998); Advisor, National Parks and Conservation Association (1997-2001); Chairman, Rhode Island Historical Preservation and Heritage Commission (state government) (since 1995); Treasurer and Trustee, RIGHA Foundation (charitable foundation supporting healthcare needs) (since 1994); Trustee, National Park Trust (nonprofit land acquisition) (since 1983); Trustee, Rhode Island Black Heritage Society (nonprofit education) (since 1974); State Historic Preservation Officer (state government) (since 1969).
		5
Officers
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Megan L. Dunphy* (35) Secretary of the Trust and the Portfolio since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A
Adam M. Kanzer* (39) Chief Legal Officer of the Trust since 2004 and the Portfolio since 2003
General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Compliance Officer (April 2005-July 2005) and Chief Legal Officer (since 2003), Domini Funds.
N/A

Officers (Continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Carole M. Laible* (41) Treasurer of the Trust since 2004 and the Portfolio since 1997
President (since July 2005), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer, Domini Funds (since 1997).
N/A
Steven D. Lydenberg* (59) Vice President of the Trust since 2004 and the Portfolio since 1990
Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).
N/A
MaurizioTallini* (31) Chief Compliance Officer of the Trust and the Portfolio since July 2005
Chief Compliance Officer, Domini Social Investments LLC (since May 2005); Chief Compliance Officer, Domini Funds (since July 2005); Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005); Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1995-2001).
N/A

The Fund's Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785
Providence, RI 02940-9785
1-800-582-6757
www.domini.com

Investment Manager and Sponsor:

Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Investment Submanager:

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Distributor:

DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
1-800-762-6814

Transfer Agent:

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian:

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP
99 High Street
Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CUSIP# 257130104

Printed on recycled paper

Item 2.    Code of Ethics.

(a)    As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer.

(c)    Not applicable.

(d)    Not applicable.

Item 3.    Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an "independent" member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)    Audit Fees

For the fiscal year ended July 31, 2005 the aggregate audit fees billed to the registrant by KPMG LLP ("KPMG") for professional services rendered for the audit of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below. There were no audit fees billed to the registrant by KPMG for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the year ended July 31, 2004 since the registrant commenced operations on February 14, 2005.

Fund	2005
Domini Social Equity Portfolio	$14,500

(b)    Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2005, and July 31, 2004.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2005, and July 31, 2004, that were required to be approved by the registrant's Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant ("Service Providers").

(c)    Tax Fees

For the fiscal year ended July 31, 2005, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below. There were no tax fees billed by KPMG for the fiscal year ended July 31, 2004, for professional services rendered for tax compliance, tax advice, and tax planning for the registrant since the registrant commenced operations on February 14, 2005.

Fund	2005
Domini Social Equity Portfolio	$5,000

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2005, and July 31, 2004, that were required to be approved by the registrant's Audit Committee for services rendered on behalf of the registrant's Service Providers.

(d)    All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2005, and July 31, 2004, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2005, and July 31, 2004, that were required to be approved by the registrant's Audit Committee for other non-audit services rendered on behalf of the registrant's Service Providers.

(e)(1)    The registrant's Audit Committee must pre-approve all audit and non-audit services provided by KPMG relating to the operations or financial reporting of the registrant and all non-audit services provided by KPMG to the registrant's Service Providers if the engagement relates directly to the operations and financial reporting of the registrant. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)    None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f)    According to KPMG for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of KPMG is as follows:

Fund	2005
Domini Social Equity Portfolio	0%

(g)    There were no non-audit fees billed by KPMG, the registrant's accountant, for services rendered to the registrant's Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2005, were $5,000, and for the fiscal year ended July 31, 2004, were $0 or none, since the registrant commenced operations on February 14, 2005.

(h)    Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
                 Investment Companies.

Not applicable to the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and
                 Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

The Board of Trustees of the registrant has adopted procedures by which shareholders may submit recommendations for nominees to the registrant's Board. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A shareholder recommendation must include: (i) certain identifying information regarding the nominee; (ii) the written and signed consent of the candidate proposed as a nominee; (iii) the name of the recommending shareholder; (iv) the number of shares owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

Item 11.    Controls and Procedures.

(a)    Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Domini, the registrant's President and Principal Executive Officer, and Carole M. Laible, the registrant's Treasurer and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Domini and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission's rules and forms.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)    Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)    Not applicable to the registrant.

(b)    A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI ADVISOR TRUST

By: /s/ Amy L. Domini

Amy L. Domini
President

Date: October 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Amy L. Domini

Amy L. Domini
President (Principal Executive Officer)

Date: October 5, 2005

By: /s/ Carole M. Laible

Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 5, 2005